                                                        Exhibit 99.2
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE: BARBARA J. HOUSER
---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


/s/ Drew Keith                                    CHIEF FINANCIAL OFFICER
---------------------------------------------     ------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

DREW KEITH                                                   4/22/2002
---------------------------------------------     ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE


PREPARER:


/s/ Kevin K. Craig                                CONTROLLER, KITTY HAWK INC.
---------------------------------------------     ------------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

KEVIN K. CRAIG                                               4/22/2002
---------------------------------------------     ------------------------------
PRINTED NAME OF PREPARER                                       DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------------------------
                                                        MONTH            MONTH           MONTH
                                        SCHEDULE     ---------------------------------------------
ASSETS                                   AMOUNT      JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002
--------------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH               $     16,904    $      2,459    $        498         ($2,183)
--------------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                 $          0    $  1,662,885    $          0    $          0
--------------------------------------------------------------------------------------------------
3.    TOTAL CASH                      $     16,904    $  1,665,344    $        498         ($2,183)
--------------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)       $ 29,303,045    $  4,255,422    $  2,222,055    $  2,140,945
--------------------------------------------------------------------------------------------------
5.    INVENTORY                       $  1,508,508    $  1,384,665    $  1,093,033    $  1,106,076
--------------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                $          0    $          0    $          0    $          0
--------------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                $  2,294,717    $  2,593,133    $  2,768,246    $  2,479,939
--------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)             $111,256,463    ($27,447,046)   ($22,765,036)   ($21,428,615)
--------------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS            $144,379,636    ($17,548,482)   ($16,681,204)   ($15,703,838)
--------------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT     $166,772,560    $ 70,140,166    $ 70,143,957    $ 50,686,779
--------------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION/DEPLETION          $          0    $ 52,677,595    $ 53,244,772    $ 38,048,036
--------------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                       $166,772,560    $ 17,462,571    $ 16,899,185    $ 12,638,743
--------------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS
--------------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)      $          0    $  2,020,505    $  2,020,460    $  2,020,460
--------------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)             $          0
--------------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                    $311,152,196    $  1,934,594    $  2,238,441     ($1,044,635)
--------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                                $    265,301    $    862,003    $    434,148
--------------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                   $      4,000    $      3,472    $      4,351
--------------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                   $          0    $          0    $          0
--------------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                               $          0    $          0    $          0
--------------------------------------------------------------------------------------------------
21.   SECURED DEBT                                    $  6,428,914    $  6,051,222    $  5,891,722
--------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH  LIST)                            ($47,702,307)   ($47,604,314)   ($47,510,532)
--------------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                     ($41,004,092)   ($40,687,617)   ($41,180,311)
--------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------
24.   SECURED DEBT                                    $  2,576,750    $  2,576,750    $          0
--------------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                   $  2,177,962    $          0    $          0    $          0
--------------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                  $184,252,878    $ 29,607,181    $ 29,607,181    $ 29,608,496
--------------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)             $          0    $ 19,310,372    $ 19,310,372    $ 19,310,400
--------------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES   $186,430,840    $ 51,494,303    $ 51,494,303    $ 48,918,896
--------------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES               $186,430,840    $ 10,490,211    $ 10,806,686    $  7,738,585
--------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                      $ 69,645,449    $ 69,645,449    $ 69,645,449
--------------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                ($78,201,066)   ($78,213,694)   ($78,428,669)
--------------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)                            $          0
--------------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                    $          0     ($8,555,617)    ($8,568,245)    ($8,783,220)
--------------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                  $186,430,840    $  1,934,594    $  2,238,441     ($1,044,635)
--------------------------------------------------------------------------------------------------
                                                      $          0    $          0    $          0
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
INCOME STATEMENT
-----------------------------------------------------------------------------------------------------
                                              MONTH            MONTH          MONTH
                                          --------------------------------------------     QUARTER
REVENUES                                  JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002      TOTAL
-----------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                       $   163,436     $   137,579     $   168,100   $    469,115
-----------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS            $         0     $         0     $         0   $          0
-----------------------------------------------------------------------------------------------------
3.    NET REVENUE                          $   163,436     $   137,579     $   168,100   $    469,115
-----------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------
4.    MATERIAL                             $         0     $         0     $         0   $          0
-----------------------------------------------------------------------------------------------------
5.    TOTAL CASH                           $         0     $         0     $         0   $          0
-----------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                      $         0     $         0     $         0   $          0
-----------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD             $         0     $         0     $         0   $          0
-----------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                         $   163,436     $   137,579     $   168,100   $    469,115
-----------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION         $   172,500     $    22,500     $    22,499   $    217,499
-----------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                  $         0     $         0     $         0   $          0
-----------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE             $    11,754     $   251,688     $   234,640   $    498,082
-----------------------------------------------------------------------------------------------------
12.   RENT & LEASE                         $ 1,189,974     $ 1,124,058     $   811,852   $  3,125,884
-----------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                  $ 3,391,888     $ 3,248,917     $ 2,961,325   $  9,602,130
-----------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES             $ 4,766,116     $ 4,647,163     $ 4,030,316   $ 13,443,595
-----------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                     ($4,602,680)    ($4,509,584)    ($3,862,216)  ($12,974,480)
-----------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)         ($1,507)          ($639)    $         0        ($2,146)
-----------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)    $         0     $         0     $         0   $          0
-----------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                     $         0     $         0     $         0   $          0
-----------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION               $    73,116     $    72,431     $    70,269   $    215,816
-----------------------------------------------------------------------------------------------------
20.   AMORTIZATION                         $         0     $         0     $         0   $          0
-----------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                  ($4,631,358)    ($4,560,327)    ($3,574,441)  ($12,766,126)
-----------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES          ($4,559,749)    ($4,488,535)    ($3,504,172)  ($12,552,456)
-----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                    $         0     $         0     $         0   $          0
-----------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                    $         0     $         0     $       250   $        250
-----------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                  $         0     $         0     $         0   $          0
-----------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES        $         0     $         0     $       250   $        250
-----------------------------------------------------------------------------------------------------
27.   INCOME TAX                              ($17,172)        ($8,420)      ($143,317)     ($168,909)
-----------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                       ($25,759)       ($12,629)      ($214,977)     ($253,365)
-----------------------------------------------------------------------------------------------------
                                           $         0     $         0     $         0
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------------------------------------------------------
                                           MONTH           MONTH          MONTH
CASH RECEIPTS AND                      --------------------------------------------     QUARTER
DISBURSEMENTS                          JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002      TOTAL
--------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH         $  2,147,575     $ 1,665,344     $     498    $  2,147,575
--------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------
2.    CASH SALES                        $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------
3.    PREPETITION                       $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
4.    TOTAL CASH                        $ 25,168,515     $ 2,126,053     $ 554,714    $ 27,849,282
--------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS          $ 25,168,515     $ 2,126,053     $ 554,714    $ 27,849,282
--------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)    $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                    $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)               ($25,172,256)    ($2,128,014)    ($557,395)   ($27,857,665)
--------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS      ($25,172,256)    ($2,128,014)    ($557,395)   ($27,857,665)
--------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                         ($3,741)        ($1,961)      ($2,681)        ($8,383)
--------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE              $  2,143,834     $ 1,663,383       ($2,183)   $  2,139,192
--------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------
12.   NET PAYROLL                       $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID     $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES         $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
16.   UTILITIES                         $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
17.   INSURANCE                         $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES               $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                  $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
20.   TRAVEL                            $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                     $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE             $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
23.   SUPPLIES                          $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
24.   ADVERTISING                       $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)               $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS     $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                 $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                 $          0     $         0     $       0    $          0
--------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)               $    478,490     $ 1,662,885     $       0    $  2,141,375
--------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES     $    478,490     $ 1,662,885     $       0    $  2,141,375
--------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS               $    478,490     $ 1,662,885     $       0    $  2,141,375
--------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                        ($482,231)    ($1,664,846)      ($2,681)    ($2,149,758)
--------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH               $  1,665,344     $       498       ($2,183)        ($2,183)
--------------------------------------------------------------------------------------------------
                                        $          0     $         0     $       0
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

--------------------------------------------------------------------------------------------
                                                    MONTH            MONTH          MONTH
                                    SCHEDULE    --------------------------------------------
ACCOUNTS RECEIVABLE AGING            AMOUNT     JANUARY, 2002   FEBRUARY, 2002   MARCH, 2002
--------------------------------------------------------------------------------------------
1.    0-30                        $27,808,237    $3,524,449       $1,370,448     $  524,304
--------------------------------------------------------------------------------------------
2.    31-60                       $   648,873    $   12,460       $  126,625     $1,169,525
--------------------------------------------------------------------------------------------
3.    61-90                       $   923,454       ($5,131)         ($5,002)    $  128,467
--------------------------------------------------------------------------------------------
4.    91+                            ($77,519)   $2,121,578       $2,121,573     $1,735,070
--------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE   $29,303,045    $5,653,356       $3,613,644     $3,557,366
--------------------------------------------------------------------------------------------
6.    TOTAL CASH
--------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)   $29,303,045    $5,653,356       $3,613,644     $3,557,366
--------------------------------------------------------------------------------------------

---------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                MONTH: MARCH, 2002
------------------------------------------------------------------------------
                             0-30      31-60     61-90      91+
TAXES PAYABLE                DAYS      DAYS      DAYS       DAYS      TOTAL
------------------------------------------------------------------------------
1.    FEDERAL               $      0   $     0   $     0   $      0   $      0
------------------------------------------------------------------------------
2.    STATE                 $  4,351   $     0   $     0   $      0   $  4,351
------------------------------------------------------------------------------
3.    LOCAL                 $      0   $     0   $     0   $      0   $      0
------------------------------------------------------------------------------
4.    OTHER (ATTACH LIST)   $      0   $     0   $     0   $      0   $      0
------------------------------------------------------------------------------
5.    TOTAL TAXES PAYABLE   $  4,351   $     0   $     0   $      0   $  4,351
------------------------------------------------------------------------------

------------------------------------------------------------------------------
6.    ACCOUNTS PAYABLE      $227,157   $23,720   $12,667   $170,604   $434,148
------------------------------------------------------------------------------

                                                                     $      0
------------------------------
STATUS OF POSTPETITION TAXES                            MONTH: MARCH, 2002
-----------------------------------------------------------------------------
                             BEGINNING       AMOUNT                  ENDING
                                TAX      WITHHELD AND/    AMOUNT      TAX
FEDERAL                     LIABILITY*     0R ACCRUED      PAID     LIABILITY
-----------------------------------------------------------------------------
1.    WITHHOLDING**           $    0       $645,817      $645,817     $    0
-----------------------------------------------------------------------------
2.    FICA-EMPLOYEE**         $    0                                  $    0
-----------------------------------------------------------------------------
3.    FICA-EMPLOYER**         $    0                                  $    0
-----------------------------------------------------------------------------
4.    UNEMPLOYMENT            $    0                                  $    0
-----------------------------------------------------------------------------
5.    INCOME                  $    0       $      0      $      0     $    0
-----------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)     $    0                                  $    0
-----------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES     $    0       $645,817      $645,817     $    0
-----------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------
8.    WITHHOLDING             $    0                                  $    0
-----------------------------------------------------------------------------
9.    SALES                   $    0                                  $    0
-----------------------------------------------------------------------------
10.   EXCISE                  $3,472       $  4,351      $  3,472     $4,351
-----------------------------------------------------------------------------
11.   UNEMPLOYMENT            $    0                                  $    0
-----------------------------------------------------------------------------
12.   REAL PROPERTY           $    0                                  $    0
-----------------------------------------------------------------------------
13.   PERSONAL PROPERTY       $    0       $      0      $      0     $    0
-----------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)     $    0                                  $    0
-----------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL     $3,472       $  4,351      $  3,472     $4,351
-----------------------------------------------------------------------------
16.   TOTAL TAXES             $3,472       $650,168      $649,289     $4,351
-----------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

      TOTAL CASH                                        MONTH: MARCH, 2002

-----------------------------------------
BANK RECONCILIATIONS
                                             Account #1         Account #2      Account #3
--------------------------------------------------------------------------------------------------
A.     BANK:                             Bank One            Bank One
-----------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                           100130152         1589845773                TOTAL
-----------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                   Operating Account   Auction Proceeds
--------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT               $ 0                 $0                          $ 0
--------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED         $ 0                 $0                          $ 0
--------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS             $ 0                 $0                          $ 0
--------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                  $16                 $0                          $16
--------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS              $16                 $0              $0          $16
--------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------

----------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------
                                             DATE OF             TYPE OF        PURCHASE    CURRENT
BANK, ACCOUNT NAME & NUMBER                 PURCHASE           INSTRUMENT        PRICE       VALUE
---------------------------------------------------------------------------------------------------
7.
---------------------------------------------------------------------------------------------------
8.
---------------------------------------------------------------------------------------------------
9.
---------------------------------------------------------------------------------------------------
10.
---------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                            $0         $0
---------------------------------------------------------------------------------------------------

---------------------------------------------
CASH
---------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                      ($2,199)
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                             ($2,183)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH:  MARCH, 2002

---------------------------------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------
                           INSIDERS
-----------------------------------------------------
                       TYPE OF   AMOUNT    TOTAL PAID
         NAME          PAYMENT    PAID      TO DATE
-----------------------------------------------------
1.    Clark Stevens     Salary   $12,083    $444,164
-----------------------------------------------------
2.    Donny Scott       Salary   $10,416    $512,915
-----------------------------------------------------
3.    Susan Hawley      Salary   $     0    $ 41,667
-----------------------------------------------------
4.
-----------------------------------------------------
5.
-----------------------------------------------------
6.    TOTAL PAYMENTS
      TO INSIDERS                $22,499    $998,746
-----------------------------------------------------

-----------------------------------------------------------------------------------------
                                            PROFESSIONALS
-----------------------------------------------------------------------------------------
                            DATE OF COURT                                        TOTAL
                          ORDER AUTHORIZING    AMOUNT    AMOUNT   TOTAL PAID    INCURRED
         NAME                  PAYMENT        APPROVED    PAID      TO DATE    & UNPAID *
-----------------------------------------------------------------------------------------
1.    SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
-----------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                           $0        $0         $0           $0
-----------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

---------------------------------------------------------------------------
                                      SCHEDULED    AMOUNTS
                                       MONTHLY       PAID         TOTAL
                                      PAYMENTS      DURING        UNPAID
           NAME OF CREDITOR             DUE         MONTH      POSTPETITION
---------------------------------------------------------------------------
1.    PEGASUS                        $  300,439   $        0     $300,439
---------------------------------------------------------------------------
2.    CORPORATE TRUST/TRANSAMERICA   $        0   $        0     $      0
---------------------------------------------------------------------------
3.    PROVIDENT                      $   88,682   $        0     $ 88,682
---------------------------------------------------------------------------
4.    COAST BUSINESS                 $  185,879   $        0     $185,879
---------------------------------------------------------------------------
5.    WELLS FARGO                    $2,576,750   $2,576,750     $      0
---------------------------------------------------------------------------
6.    TOTAL                          $3,151,750   $2,576,750     $575,000
---------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME:  KITTY HAWK AIRCARGO, INC.                   ACCRUAL  BASIS-7
---------------------------------------------

---------------------------------------------
CASE  NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: MARCH, 2002

-------------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE          X     X
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
-----------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                  X
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
-----------------------------------------------------------------------
3.    TOTAL CASH                                                      X
      LOANS) DUE FROM RELATED PARTIES?
-----------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES    X
      THIS REPORTING PERIOD?
-----------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                X
      DEBTOR FROM ANY PARTY?
-----------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                    X
-----------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES              X
      PAST DUE?
-----------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                X
-----------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                      X
-----------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                  X
      DELINQUENT?
-----------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                 X
      REPORTING PERIOD?
-----------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                 X
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
a)   1: $300,000 Loss on Transfer of Engine & Related Parts for Trade
a) 4: Payments made to Flight Safety Boeing Training, in accordance with BR Court Order

-------------------------------------
INSURANCE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER    X
      NECESSARY INSURANCE COVERAGES IN EFFECT?
-----------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
-----------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------
TYPE  OF                                                         PAYMENT AMOUNT
 POLICY                               CARRIER   PERIOD COVERED    & FREQUENCY
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
---------------------------------------------
CASE NAME: KITTY HAWK AIRCARGO, INC.                    FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42142-BJH-11                          ACCRUAL BASIS
---------------------------------------------

                                                        MONTH:  MARCH, 2002

----------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS       LINE
FORM NUMBER        NUMBER                                    FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

     2              13         SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
----------------------------------------------------------------------------------------------------------------
                                  SFAS 121 Writedown Adjustment of $257,832 in 9/01 & $27,211 in 10/01
----------------------------------------------------------------------------------------------------------------
                               SFAS 121 Writedown of $28,049,825 of Assets in 12/01, due to Economy-Post 911
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     3               8         All cash received into the subsidiary cash account is swept
----------------------------------------------------------------------------------------------------------------
                                  each night to Kitty Hawk, Inc. Master Account
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     3              31         All disbursements (either by wire transfer or check), including payroll, are
----------------------------------------------------------------------------------------------------------------
                                  disbursed out of the Kitty Hawk, Inc. controlled disbursement
----------------------------------------------------------------------------------------------------------------
                                  account.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     4               6         All assessments of uncollectible accounts receivable are done
----------------------------------------------------------------------------------------------------------------
                                  at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed
----------------------------------------------------------------------------------------------------------------
                                  down to Inc.'s subsidiaries as deemed necessary.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     6            Insiders     Payments to insiders include a portion of the Court approved retention
----------------------------------------------------------------------------------------------------------------
                                  payments in the month of January.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    6          Notes/Leases   Republic aircraft N901RF & N902RF were returned to lessor 2/28/01, terminating
----------------------------------------------------------------------------------------------------------------
                                  their lease commitments. TransAmerica aircraft N750US & N751US were
----------------------------------------------------------------------------------------------------------------
                                  erroneously ommitted from previous filings. TransAmerica a/c to be returned
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     7               3         All insurance policies are carried in the name of Kitty Hawk, Inc. and its
----------------------------------------------------------------------------------------------------------------
                                  subsidiaries. Therefore, they are listed here accordingly.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
     3               3         The current general ledger system is not able to provide a detail of customer
----------------------------------------------------------------------------------------------------------------
                                  cash receipts segregated by prepetition and post petition accounts receivable.
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                  MARCH, 2002

ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                               $(21,428,615) Reported
                                                        ------------
         Intercompany Receivables                        (26,161,835)
         Deposits - State Street Bank (TA Air)                     0
         Deposits - Landing & Parking                         54,000
         Deposits - Ventura Aerospace                         65,125
         Deposits - Rent                                     113,643
         Deposits - Misc                                     537,125
         A/C Held for Resale/TIMCO Cr                      3,870,594
         Intangible - Mather                                  92,733
                                                        ------------
         TOTAL CASH                                      (21,428,615) Detail
                                                        ------------
                                                                  --  Difference

14.   OTHER (ATTACH LIST)                               $  2,020,460  Reported
                                                        ------------
         Deposits - Aircraft Leases                        2,020,460
         Intangible - ATAZ STC                                     0
                                                        ------------
                                                           2,020,460  Detail
                                                        ------------
                                                                  --  Difference

22.   OTHER (ATTACH LIST)                               $(47,510,532) Reported
                                                        ------------
         Accrued A/P                                       4,082,569
         Deposit held for ATAZ sale                                0
         Accrued Salaries & Wages                            737,536
         Accrued 401K & Misc PR Deductions                   102,091
         Accrued PR Taxes (FICA)                              54,479
         Accrued Fuel Exp                                  1,937,989
         Accrued Interest                                          0
         Accrued Maintenance Reserves                     (2,134,565)
         Accrued Fed Income Tax (Post)                   (52,290,631)
                                                        ------------
                                                         (47,510,532) Detail
                                                        ------------
                                                                  --  Difference

27.   OTHER (ATTACH LIST)                               $ 19,310,400  Reported
                                                        ------------
         Accrued A/P                                       4,817,779
         Accrued Maintenance Reserves                     10,267,512
         Accrued Fed Income Tax (Pre)                      3,332,363
         Accrued Taxes - Other                                   474
         FINOVA Equip Accrued                                307,272
         Pegasus Lease Incentive                             585,000
                                                        ------------
                                                          19,310,400  Detail
                                                        ------------
                                                                   -- Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                  MARCH, 2002

ACCRUAL BASIS-2

13.   OTHER (ATTACH LIST)                               $  2,961,325  Reported
                                                        ------------
         Aircraft Expense                                    468,503
         Maintenance                                         761,885
         Fuel                                                 27,457
         Ops Wages                                         1,361,824
         Ops Wages-Grnd                                       84,507
         Ground Handling                                           0
         Other Operating Exp                                 257,149
         SFAS 121 Write-down of Assets, W-Net Cancel               0

                                                        ------------
                                                           2,961,325  Detail
                                                        ------------
                                                                  --  Difference

16    NON OPERATING INCOME (ATT. LIST)                  $          0  Reported
                                                        ------------
         Non-Op Income                                            --  Detail
                                                        ------------
                                                                  --  Difference

17    NON OPERATING EXPENSE (ATT. LIST)                 $          0  Reported
                                                        ------------
         Non-Op Expense                                           --  Detail
                                                        ------------
                                                                  --  Difference

21    OTHER (ATTACH LIST)                                ($3,574,441) Reported
                                                        ------------
         (Gain)/Loss on Sale of Assets                       300,000
         Credit for Allocation of A/C Costs to KH I/C     (3,874,441)

                                                        ------------
                                                          (3,574,441) Detail
                                                        ------------
                                                                  --  Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                   (557,395) Reported
                                                        ------------
         Transfer to Inc - all money sweeps                 (557,395) Detail
            to KH Inc. Case #400-42141                            --  Difference
                                                        ------------